                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, For Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                   Columbia National Municipal Bond Fund, Inc.
                              One Financial Center
                              Boston, MA 02111-2621

                (Name of Registrant as Specified in its Charter)

                              Brian D. McCabe, Esq.
                                Ropes & Gray LLP
                             One International Place
                                Boston, MA 02110

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:  N/A

(2)    Aggregate number of securities to which transaction applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A

(4)    Proposed maximum aggregate value of transaction:  N/A

(5)    Total fee paid:  N/A

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)     Amount previously paid:  N/A
2)     Form, Schedule or Registration Statement No.:  N/A
3)     Filing Party:  N/A
4)     Date Filed:  N/A

Notes:

                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                              ONE FINANCIAL CENTER
                              BOSTON, MA 02111-2621

Dear Shareholder,

The Board of Directors (the "Board") of Columbia National Municipal Bond Fund, Inc. (the "Fund") is asking that you consider and vote on the following proposal affecting the future of the Fund at a special meeting of shareholders to be held on May 26, 2005 (the "Special Meeting").

After considering the small asset size of the Fund and the lack of prospects for significant growth in assets, the Board concluded that it would be in the best interests of the Fund's shareholders to liquidate the Fund's assets, dissolve the Fund, and distribute the Fund's assets to its shareholders. The Board is unanimously recommending that shareholders approve the proposed dissolution, which is explained in detail in the attached proxy statement. For your convenience, we have prepared a Q&A that precedes the proxy statement and is designed to respond to your questions and provide an overview of the proposed liquidation. Please read these materials very carefully before you vote.

More information regarding the Fund's dissolution is contained in the enclosed Proxy Statement. Please read it carefully.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR THE INTERNET.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,




Christopher L. Wilson
President

                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                              ONE FINANCIAL CENTER
                              BOSTON, MA 02110-2621

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2005

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Columbia National Municipal Bond Fund, Inc. (the "Fund") will be held at 2:00 p.m., Eastern Daylight Time on May 26, 2005 at the offices of the Fund at One Financial Center, Boston, MA for the following purposes:

         1. To approve the dissolution of the Fund under state law. Upon dissolution, all liquidated assets of the Fund minus outstanding charges, taxes, expenses and liabilities will be distributed pro rata to the Fund's shareholders and, thereafter, the Fund will be terminated.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The proposal to dissolve the Fund is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

         Shareholders of record at the close of business on March 18, 2005 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                                    By Order of the Board of Directors



                                    R. Scott Henderson
                                    Secretary

YOUR VOTE IS IMPORTANT - PLEASE SUBMIT YOUR PROXY PROMPTLY.

You are cordially invited to attend the Special Meeting. We urge you, whether or not you expect to attend the Special Meeting in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided which needs no postage if mailed in the United States. Please see the enclosed Proxy Card for instructions on how to vote by telephone or the Internet.

April 8, 2005

                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                                  (THE "FUND")

Q.       WHY IS THE BOARD OF DIRECTORS PROPOSING TO DISSOLVE THE FUND?

A. The Board of Directors of the Fund (the "Board") noted that the Fund (with net assets of $13,891,343 as of December 31, 2004 and $10,929,335 as of February 28, 2005) is too small to be economically viable, and that the Fund has limited prospects for significant growth. After considering other alternatives, including possible mergers with other municipal funds, the Board determined that dissolving the Fund would best serve the interests of the Fund's shareholders.

Q.       WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THIS PROPOSAL IS
         APPROVED?

A. If shareholders of the Fund approve the dissolution of the Fund, the assets in the Fund will be liquidated and, with the exception of certain retirement plan accounts (401(k) plans, profit sharing plans and individual IRA accounts), the proceeds will be distributed to shareholders. Unless redeemed by shareholders prior to the liquidation date, proceeds with respect to shares held in 401(k) plans, profit sharing plans and individual IRA accounts will be exchanged for shares of a Columbia money market fund. The Fund will be terminated on June 17, 2005 or as soon thereafter as is operationally feasible. Following the termination, the Fund will deregister under the Investment Company Act of 1940, as amended. Any assets that remain invested in the Fund on its termination date will be liquidated and, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, your pro-rata share of the proceeds will be remitted to shareholders.

Q.       CAN I REDEEM MY SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE?

A. Yes. You can redeem your shares of the Fund at any time prior to the liquidation date and receive the net asset value of your shares as described in the Fund's prospectuses. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the Fund's shares for federal income tax purposes, as well as possible state and local tax consequences.

Q. ARE THERE ANY ALTERNATIVE INVESTMENT OPTIONS AVAILABLE TO ME AMONG THE COLUMBIA FUNDS?

A. Yes. There are a variety of alternative investment options available to shareholders of the Fund. Because of the importance of meeting your precise investment needs, no specific recommendations for alternative investment options are provided with this proxy package. You are encouraged to contact your account representative to discuss these alternative investment options.

Q.       WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A majority of the shares of the Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Special Meeting. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund, please return the completed proxy ballot as soon as possible.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board recommends that you vote "FOR" the dissolution of the Fund. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.       WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please call 1-866-270-3134 or your investment representative.

                  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                              ONE FINANCIAL CENTER
                              BOSTON, MA 02111-2621
                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2005

                              ---------------------

                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Columbia National Municipal Bond Fund, Inc. (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and voting on May 26, 2005 at the special meeting of shareholders of the Fund at 2:00 p.m., Eastern Daylight Time at One Financial Center, Boston, MA 02111-2621 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of Columbia Management Group, Inc. ("CMG") and its affiliated companies. In addition, ALAMO Direct Mail Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $[ ]. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph or personal interview conducted by certain officers of the Fund or by employees or agents of CMG. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy will be voted in favor of such proposal(s).

         Only shareholders of record at the close of business on March 18, 2005 will be entitled to vote at the Special Meeting. On February 28, 2005 the Fund had the following shares outstanding:

                          CLASS               NUMBER OF SHARES OUTSTANDING
                            A                          150,223.480
                            B                           75,424.763
                            C                           34,969.084
                            D                           25,502.651
                            Z                          790,864.471

Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to shareholders on or about April 8, 2005.

         The Fund's Articles of Incorporation do not provide for annual shareholder meetings, and no such meetings are planned for 2005. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Fund within a reasonable period of time prior to printing and mailing proxy material for such meeting.

         On the matters presented, shares representing abstentions and "broker non-votes" (shares held of record by a broker as to which the broker does not have discretionary authority and has not received instructions on how to vote) will be counted as present for the purpose of determining the presence of a quorum, but will have the same effect as votes AGAINST the proposals.

     The Fund's executive offices are located at One Financial Center, Boston, MA 02111-2621

A COPY OF THE FUND'S ANNUAL REPORT DATED AUGUST 31, 2004 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-426-3750 OR WRITING TO COLUMBIA FUNDS DISTRIBUTION, INC. ("CFDI") AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621.

                                  INTRODUCTION

         This Special Meeting is being called for the following purposes: (1) to approve the dissolution of the Fund under state law. Upon dissolution, all liquidated assets of the Fund minus outstanding charges, taxes, expenses and liabilities will be distributed pro rata to the Fund's shareholders and, thereafter, the Fund will be terminated; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Approval of the Fund's dissolution requires the affirmative vote of a majority of the outstanding shares of the Fund.

                                   PROPOSAL 1

                         APPROVAL OR DISAPPROVAL OF THE
                DISSOLUTION AND LIQUIDATION OF THE FUND'S ASSETS

         This Special Meeting is being called for the purpose of approving the dissolution of the Fund under Oregon law. The Board has determined that it is in the Fund's and its shareholders' best interests for the Fund to dissolve, liquidate its assets and distribute pro rata to shareholders all of the liquidation proceeds (net of outstanding charges, taxes, expenses and liabilities). Thereafter, the Board would wind up the affairs of and terminate the Fund.

         The Board noted that the Fund (with net assets of $13,891,343 as of December 31, 2004 and $10,929,335 as of February 28, 2005) is too small to be economically viable (the Fund has benefited from the waiver by its investment advisor, Columbia Management Advisors. Inc. ("CMA"), of a portion of its fees, but CMA has indicated that it is unwilling to continue this waiver indefinitely), and that the Fund has limited prospects for significant growth. After considering other alternatives, including possible mergers with other municipal funds (which would involve considerable expense), the Board determined that dissolving the Fund would best serve the interests of the Fund's shareholders.

         Pursuant to Oregon law, the approval of the Fund's shareholders is required to dissolve the Fund. Approval of the proposed dissolution requires the affirmative vote of a majority of the outstanding shares of the Fund.

         If the proposal is approved by shareholders, after liquidating all of the assets of the Fund and paying or providing for payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, the Fund intends to distribute to its shareholders their pro rata share of the Fund's assets. Thereafter, the Board intends to wind up the affairs of the Fund and take such steps as are necessary to terminate the Fund, including deregistering the Fund under the Investment Company Act of 1940, as amended. Liquidation and distribution of the Fund's assets and the winding up and termination of the Fund will take place as soon as reasonably practicable after the Special Meeting.

         If the dissolution of the Fund is not approved, the Fund will continue to operate pending consideration by the Board of such further actions or alternatives as they deem to be in the best interest of the Fund and its shareholders.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE DISSOLUTION OF THE FUND.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement, the only business that the Board intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If, at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposed dissolution have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of holders of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

         CMA has its principal business offices at 100 Federal Street, Boston, MA 02110. CMA is a direct, wholly-owned subsidiary of CMG, which is an indirect, wholly-owned subsidiary of Bank of America Corporation. The Adviser and Columbia Funds Services, Inc., the Fund's transfer agent, are direct wholly owned subsidiaries of CMG, which is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FFC"). Effective April 1, 2004, FFC was acquired by BAC.

         CFDI, a subsidiary of CMA, is the Fund's principal underwriter. CFDI also acts in such capacity for each series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Wanger Advisors Trust, Columbia Acorn Trust, Galaxy Fund, and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Columbia High Yield Fund, Columbia International Stock Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Strategic Investor Fund and Columbia Technology Fund (collectively the "Columbia Funds").

LITIGATION MATTERS

         On February 9, 2005, CMA and CFDI (collectively, "Columbia") entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order," and together with the NYAG Settlement, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

         Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

         Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Columbia Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

         As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Columbia Funds shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

         A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the BAC Form 8-K filing filed on February 10, 2005.

         The following table sets forth, as of February 28, 2005 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

 Name and Address of Beneficial Owner                     Share Class          Number of Shares Owned         Percent of Class
 ------------------------------------                     -----------          ----------------------         ----------------
Merrill Lynch Pierce Fenner & Smith                            A                    14,940.8330                     9.93
For The Sole Benefit of Its Customers
Attn: Fund Administration #97E96
4800 Deer Lake Dr. E, FL 2
Jacksonville, FL  32246-6484

ADP Clearing & Outsourcing                                     A                     9,819.4120                     6.52
FBO 593-00050-11
26 Broadway
New York, NY 10004-1703

American Enterprise Investment Svcs.                           A                     9,453.2690                     6.28
FBO 581228211
P.O. BOX 9446
Minneapolis, MN 55440-9446

NFSC FEBO #BQC-069990                                          A                     9,202.6480                     6.11
Charlotte W. Weiler
P.O. Box 7067
Breckenridge, CO 80424-7067

Columbia Trust Company                                         B                    12,943.6370                    17.14
CraigR Company, Inc.
Craig R. Rusert
57 Forsyth St., N.W., Apt. 13D
Atlanta, GA 30302-2210

Raymond James & Assoc., Inc.                                   B                     9,784.7360                    12.96
FBO Lenoir El
BIN# 82251733
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

Corine Roudi Tod                                               B                     6,393.3810                     8.47
Beneficiary Information On File
1 Millbrook Rd.
Winsted, CT 06098-3917

Fiserv Securities, Inc.                                        B                     5,368.6580                     7.11
FAO 14356114
Attn: Mutual Funds
One Commerce Square
2005 Market St., Ste 1200
Philadelphia, PA 19103-7084

 Name and Address of Beneficial Owner                     Share Class          Number of Shares Owned         Percent of Class
 ------------------------------------                     -----------          ----------------------         ----------------
ADP Clearing & Outsourcing                                     B                     5,115.4620                     6.77
FBO 535-01496-12
26 Broadway
New York, NY 10004-1703

NFSC FEBO #B36-232157                                          B                     4,367.7380                     5.78
Lucille C. Paquin
Denise T. Szymczuk
428 Iron Mine Hill Rd.
N. Smithfield, RI 02896-8163

UBS Financial Services Inc. FBO                                C                     6,602.4490                    18.87
Walter J. Gese
Ronald W. Gese JTWROS
3711 W. Heroy Ave.
Spokane, WA 99205-1817

UBS Financial Services Inc. FBO                                C                     6,273.9980                    17.93
Colleen J McNichols
4327 S. Magnolia St.
Spokane, WA 99203-4328

UBS Financial Services Inc. FBO                                C                     5,256.7670                    15.02
Paul H Meier and Lora R Meier
Ten. in Common
2105 N. Belt St.
Spokane, WA 99205-4043

UBS Financial Services Inc. FBO                                C                     4,325.9840                    12.36
June R. Edwards TTEE
June R. Edwards Rev Lvg Tr
U/A DTD 4/17/98
2313 Ventana Xing
Marietta, GA 30062-7749

LPL Financial Services                                         C                     4,040.1070                    11.54
A/C 2180-6776
9785 Towne Centre Dr.
San Diego, CA 92121-1968

UBS Financial Services Inc. FBO                                C                     2,411.5940                     6.89
Betty M. Brewster
10412 E. 24TH Ave.
Spokane, WA 99206-3306

UBS Financial Services Inc. FBO                                C                     1,944.7160                     5.56
June R Edwards Succ TTEE
Charles F Edwards Rev
Trust U/A DTD 4/17/98
2313 Ventana Xing
Marietta, GA 30062-7749

Pershing LLC                                                   D                     9,772.8860                    38.27
P.O. Box 2052
Jersey City, NJ 07303-2052

 Name and Address of Beneficial Owner                     Share Class          Number of Shares Owned         Percent of Class
 ------------------------------------                     -----------          ----------------------         ----------------
First Clearing Corp.                                           D                     5,321.3490                    20.84
A/C 1155-7195
Daniel Andreucci & Jeanne P Andreucci
1657 Connor Rd.
South Park, PA 15129-9036

LPL Financial Services                                         D                     2,560.7300                    10.03
A/C 7755-7245
9785 Towne Centre Dr.
San Diego, CA 92121-1968

ADP Clearing & Outsourcing                                     D                     2,521.4940                     9.87
FBO 592-08498-16
26 Broadway
New York, NY 10004-1703

ADP Clearing & Outsourcing                                     D                     2,436.6470                     9.54
FBO 599-10131-10
26 Broadway
New York, NY 10004-1703

John Wist & Gladys Wist JT WROS                                D                     2,018.2650                     7.90
12111 Faith Ln.
Bowie, MD 20715-2302

Fleet National Bank                                            Z                    144,889.0760                   18.28
FBO Columbia Omnibus C/C
ATTN Various Accts
P.O. Box 92800
Rochester, NY 14692-8900

Craig L. Carson & Diane C Huntsinger-Carson                    Z                    51,941.8260                     6.55
P.O. Box 578
Peshastin, WA 98847-0578

         As of February 28, 2005, the officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund.

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay.

March 31, 2005

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!



                             THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                             YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

                             INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                             IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

                             VOTE BY INTERNET:
                                  -    READ THE PROXY STATEMENT AND HAVE YOUR
                                       PROXY CARD AVAILABLE.
                                  -    GO TO HTTPS://VOTE.PROXY-DIRECT.COM AND
                                       FOLLOW THE ON SCREEN DIRECTIONS.

                             VOTE BY TELEPHONE:
                                  -    READ THE PROXY STATEMENT AND HAVE YOUR
                                       PROXY CARD AVAILABLE.
                                  -    WHEN YOU ARE READY TO VOTE, CALL TOLL
                                       FREE 1-866-241-6192.
                                  -    FOLLOW THE RECORDED INSTRUCTIONS
                                       PROVIDED TO CAST YOUR VOTE.

                             VOTE BY FAX:
                                  -    FAX YOUR EXECUTED PROXY TO US TOLL FREE
                                       AT 1-888-796-9932 ANYTIME.

                             IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL 1-866-270-3134 FROM 9:00 A.M. TO 11:00 P.M. EDT
                             MONDAY THROUGH FRIDAY, AND SATURDAYS FROM 12:00 TO 6:00 P.M.

                             YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER
                             ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.



                  Please detach at perforation before mailing.


COLUMBIA MANAGEMENT.                                                       PROXY
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
             SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 26, 2005


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert J. Fitzpatrick, Vincent Pietropaolo, Michelle H. Rhee and Mark A. Wentzien, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on May 26, 2005 and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            999 9999 9999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ----------------------------------------------------
                            Shareholder sign here
                            ----------------------------------------------------
                            Co-owner sign here
                            ----------------------------------------------------
                            Date


        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!
































                  Please detach at perforation before mailing.






THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSAL:



PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                         FOR   AGAINST   ABSTAIN

1.   Approval of the dissolution of the Fund under       [ ]     [ ]       [ ]
     state law. Upon dissolution, all liquidated assets of the Fund minus outstanding charges, taxes, expenses and liabilities will be distributed pro rata to the Fund's shareholders and, thereafter, the Fund will be terminated.


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

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